Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund II with information concerning the portion of the distributions made for September 28, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: September 28, 2018	Ticker # HPF	Fund Name John Hancock Preferred Income Fund II	CUSIP 41013X106

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.1073	77%	$0.2652	95%
Estimated Return of Capital (1), (2)	$0.0327	23%	$0.0148	5%
Total (per common share)	$0.1400	100%	$0.2800	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0000 (0%) and $0.0000 (0%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund II with information concerning the portion of the distributions made for October 31, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: October 31, 2018	Ticker # HPF	Fund Name John Hancock Preferred Income Fund II	CUSIP 41013X106

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.1084	77%	$0.3741	89%
Estimated Return of Capital (1), (2)	$0.0316	23%	$0.0459	11%
Total (per common share)	$0.1400	100%	$0.4200	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0168 (12%) and $0.0504 (12%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund II with information concerning the portion of the distributions made for November 30, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: November 30, 2018	Ticker # HPF	Fund Name John Hancock Preferred Income Fund II	CUSIP 41013X106

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.1400	100%	$0.5214	93%
Estimated Return of Capital (1), (2)	$0.0000	0%	$0.0385	7%
Total (per common share)	$0.1400	100%	$0.5599	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0084 (6%) and $0.0336 (6%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund II with information concerning the portion of the distributions made for December 31, 2018, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: December 31, 2018	Ticker # HPF	Fund Name John Hancock Preferred Income Fund II	CUSIP 41013X106

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.1179	84%	$0.6307	90%
Estimated Return of Capital (1), (2)	$0.0221	16%	$0.0691	10%
Total (per common share)	$0.1400	100%	$0.6998	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0126 (9%) and $0.0630 (9%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund II with information concerning the portion of the distributions made for January 31, 2019, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: January 31, 2019	Ticker # HPF	Fund Name John Hancock Preferred Income Fund II	CUSIP 41013X106

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.0823	59%	$0.7150	85%
Estimated Return of Capital (1), (2)	$0.0577	41%	$0.1247	15%
Total (per common share)	$0.1400	100%	$0.8397	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0210 (15%) and $0.1247 (15%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund II with information concerning the portion of the distributions made for February 28, 2019, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date: February 28, 2019	Ticker # HPF	Fund Name John Hancock Preferred Income Fund II	CUSIP 41013X106

				% of the
			Cumulative	Cumulative
			Distributions for	Distributions for
	Current	% of Current	the Fiscal Year	the Fiscal Year
	Distribution	Distribution	to Date(3)	to Date(3)
Estimated Net Investment Income (1)	$0.1254	90%	$0.8485	87%
Estimated Return of Capital (1), (2)	$0.0146	10%	$0.1311	13%
Total (per common share)	$0.1400	100%	$0.9796	100%

(1) The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2) On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0182 (13%) and $0.1311 (13%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3) The Fund’s current fiscal year began on August 1, 2018, and will end on July 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.